UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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IEEJ ERIA ASCOPE – ASEAN LNG Virtual Workshop

ExxonMobil

20 April 2021

Energy for growth in a lower carbon future

Jay Song
Vice President
ExxonMobil LNG Market Development Inc

CAUTIONARY STATEMENT • 2 CAUTIONARY STATEMENT FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID-19 pandemic and corresponding market impacts on ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling programs and improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset carrying values and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; reservoir performance and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in product concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost-competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. • SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 64 through 74 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. CAUTIONARY STATEMENT • 2 CAUTIONARY STATEMENT FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID-19 pandemic and corresponding market impacts on ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling programs and improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset carrying values and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short- and long-term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; reservoir performance and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in product concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost-competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. • SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 64 through 74 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans.

U.N. Human Development Index United States Living Standards Very India High High Medium Size of ~ circles depicts of the global population Low China relative size lives in countries that rank low to medium on of the U.N.’s Human population Development Index 100 10 100 0 Demand per Capita (1000 BTU / person / day, World Bank) Source: U.N Human Development Reports 2018; World Bank Data Bank 2U.N. Human Development Index United States Living Standards Very India High High Medium Size of ~ circles depicts of the global population Low China relative size lives in countries that rank low to medium on of the U.N.’s Human population Development Index 100 10 100 0 Demand per Capita (1000 BTU / person / day, World Bank) Source: U.N Human Development Reports 2018; World Bank Data Bank 2

44

55

Asia Pacific Natural Gas Demand and Supply


Demand by Country
BCFD
150
100
50
0
2000
2020
2040
Rest of AP
Korea
Japan
India
SE Asia
China


Demand by Sector
BCFD
150
100
50
0
2000
2020
2040
Transportation
Res/Comm
Industrial
Electricity Generation


Supply by Type
BCFD
150
100
50
0
2000
2020
2040
LNG
Pipeline
Local Unconventional
Local Conventional

Source: EXXONMOBIL 2019 OUTLOOK FOR ENERGY

ExxonMobil

BackupBackup

• 64 IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. • For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. • Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. • These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. • We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. Outlook for Corporate & Financing expenses for the first quarter 2021 is expected to be approximately $700 million. • ExxonMobil-operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best available information. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty associated with the emissions, reductions and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non-ExxonMobil operated facilities are included in the equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance beginning in 2011. • See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. SUPPLEMENTAL INFORMATION • 64 IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, rate of return, addressable markets, available cash from operations, operating cash flow, cash operating expenses, net cash margin, free cash, free cash flow, and resource potential are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. • For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. • Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. • These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. • We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. Outlook for Corporate & Financing expenses for the first quarter 2021 is expected to be approximately $700 million. • ExxonMobil-operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best available information. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty associated with the emissions, reductions and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non-ExxonMobil operated facilities are included in the equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance beginning in 2011. • See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. SUPPLEMENTAL INFORMATION

• 65 NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used inthis presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, free cash and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. • • DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. • Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. • Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. • Less-flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. • Free cash. Free cash is operating cash flow less capital investment. This measure is useful when approximating contributions to cash available for financing activities, applied to the Upstream business. • Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • SUPPLEMENTAL INFORMATION • 65 NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used inthis presentation including available cash from operations, operating cash flow, cash operating expense, net cash margin, free cash and free cash flow. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. • • DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. • Available cash from operations. Available cash from operations provides an indication of cash flow available to fund shareholder distributions, capex, and debt reduction and is calculated as the sum of (1) net cash provided by operating activities and (2) net cash used in investing activities, both from the Consolidated statement of cash flows, and (3) capital and exploration expenditures. It includes estimated proceeds from asset sales net of forgone cash flows from divested assets. This measure is useful when evaluating total sources of cash available, including from equity companies, for uses such as capital and exploration expenditures and financing activities, including debt reduction and shareholder distributions. • Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. • Less-flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. • Free cash. Free cash is operating cash flow less capital investment. This measure is useful when approximating contributions to cash available for financing activities, applied to the Upstream business. • Free cash flow. Free cash flow is cash flow from operations and asset sales less additions to property, plant and equipment, and additional investments and advances, plus other investing activities, including collection of advances. This measure is useful when evaluating cash available for financing activities, including shareholder distributions, after investment in the business. For information concerning the calculation and reconciliation of free cash flow see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • SUPPLEMENTAL INFORMATION

SUPPLEMENTAL INFORMATION • 66 SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED • Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. • Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. • Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. • Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. • Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. • Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts. SUPPLEMENTAL INFORMATION • 66 SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED • Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. • Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. • Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non-controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro-rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. • Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end-users. • Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. • Resources, resource base, and recoverable resources. Along with similar terms, these refer to the total remaining estimated quantities of oil and natural gas that are expected to be ultimately recoverable. ExxonMobil refers to new discoveries and acquisitions of discovered resources as resource additions. The resource base includes quantities of oil and natural gas classified as proved reserves, as well as, quantities that are not yet classified as proved reserves, but that are expected to be ultimately recoverable. The term “resource base” or similar terms is not intended to correspond to SEC definitions such as “probable” or “possible” reserves. The term “in-place” refers to those quantities of oil and natural gas estimated to be contained in known accumulations and includes recoverable and unrecoverable amounts.

SUPPLEMENTAL INFORMATION • 67 SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED • Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. • Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. SUPPLEMENTAL INFORMATION • 67 SUPPLEMENTAL INFORMATION DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED • Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. • Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. • Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021.

• 68 OTHER INFORMATION. • All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. • This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. • ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. • Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). SUPPLEMENTAL INFORMATION • 68 OTHER INFORMATION. • All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. • This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. • ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. • Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). SUPPLEMENTAL INFORMATION

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.